Exhibit 10.40
Execution Version

THIRD AMENDMENT TO
OPTION AGREEMENT

This Third Amendment to Option Agreement (“Third Amendment”) is made and entered into effective as of August 21, 2018 (the “Effective Date”), by and between LRT III LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), and CATCHMARK TIMBER TRUST, INC., a Maryland corporation (hereinafter referred to as “Purchaser”).

WHEREAS, Seller and Purchaser are parties to an Option Agreement dated as of May 30, 2018, as amended by that First Amendment to Option Agreement dated effective as of June 28, 2018, as amended by that Second Amendment to Option Agreement dated effective as of August 3, 2018, relating to certain timberlands in Coos County, Oregon (collectively, the “Option Agreement”);

WHEREAS, timber cutting and removal has been completed with respect to that certain Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between Seller, as seller, and D&H Logging Co., as purchaser; and

WHEREAS, the parties wish to amend the Option Agreement to, among other things, provide for the assignment of the Timber Cutting Agreements (as defined below) and notifications of operations/permits at Closing.

NOW, THEREFORE, the parties have agreed and do hereby agree as follows:

1.Defined Terms. Capitalized terms used herein, and not defined herein, shall have the meanings assigned to such terms in the Option Agreement.
a.    Purchase Price; Assumed Liabilities. Section 2 of the Option Agreement is amended and restated in its entirety as follows:
“If Purchaser timely exercises the Option, the purchase price (subject to adjustment as provided herein, hereinafter referred to as the “Purchase Price”) to be paid by Purchaser for the Property shall be TWENTY-FIVE MILLION SIX HUNDRED THIRTY-SIX THOUSAND THREE HUNDRED FIFTY AND 16/100 DOLLARS ($25,636,350.16) (after giving effect to the increase in price for the Second Option Payment, Third Option Payment and Fourth Option Payment), and shall be payable to Seller by wire transfer of immediately available funds at the date of Closing to an account designated by Seller. The purchase and sale pursuant to this Agreement is not based on a per-acre price and the Purchase Price shall not be subject to adjustment if the acres within the Property are more or less than the above-stated numbers of acres. As additional consideration for the purchase and sale transaction contemplated by this Agreement, Purchaser shall assume from Seller at

97949213.6 0067129-00001

Closing: (a) all liabilities and obligations of Seller arising on or after the Closing Date (as defined herein) under easements and other matters of record affecting the Real Property which impose obligations on the owner thereof and under the Unrecorded Encumbrances (as defined herein); and (b) all Continuing Obligations as defined in Section 36 below (collectively, the “Assumed Liabilities”).”
b.    Closing. Section 4(b)(i) of the Option Agreement is amended and restated in its entirety to read as follows:
“one or more (at Purchaser’s election) Statutory Special Warranty Deeds (warranting only against the claims of persons claiming by, through or under Seller) for each county in which the Real Property is located, in the form of Exhibit B attached hereto, and subject only to the Unrecorded Encumbrances and the Permitted Encumbrances (both as hereinafter defined) and further excepting from Seller’s warranties contained in such deed(s) those certain matters affecting Seller’s title set forth on attached Exhibit C (collectively, the “Deed”). The legal description of the Real Property to be contained in the Deed shall be the legal description of the Real Property as set forth on Exhibit A attached hereto and hereby made a part hereof (as the same description may have been modified in connection with the Title Commitment or any Update thereto);”
c.    Title. Section 5(g) of the Option Agreement is amended and restated in its entirety to read as follow:
“(i)    Purchaser acknowledges and agrees that Seller may continue to conduct ongoing timber harvesting operations until Closing on those harvest planning units identified in Exhibit E (the “Harvest Parcels”).
(ii)    Notwithstanding the foregoing romanette (i), as of August 10, 2018 harvest of timber under that certain Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between Seller, as seller, and D&H Logging Co., as purchaser (the “D&H Timber Cutting Agreement”) on the Harvest Parcel identified as “Last Elk” on Exhibit E has been completed, but the purchaser under the D&H Timber Cutting Agreement has not completed post-harvest contractual obligations. In particular, the purchaser under the D&H Timber Cutting Agreement has not completed pile burning. Seller shall retain all rights to timber removed pursuant to the D&H Timber Cutting Agreement and all proceeds therefrom.
(iii)    Purchaser and Seller acknowledge and agree that Seller shall retain all rights to proceeds from timber removed before August 21, 2018, under that certain Pay as Cut Timber Cutting Right Contract No. 565-17-17 dated August 25, 2017,

2
97949213.6 0067129-00001

between Seller, as seller, and Swanson Group MFG, as purchaser (the “Swanson Timber Cutting Agreement”, and together with the D&H Timber Cutting Agreement, the “Timber Cutting Agreements”). Purchaser and Seller further acknowledge and agree that subject to and following Closing, Purchaser shall be entitled to all rights to proceeds from timber removed on or after August 21, 2018, under the Swanson Timber Cutting Agreement.”
d.    New Section 11(g). A new Section 11(g), reading as follows, is added to the Option Agreement:
“(g)     At Closing, Purchaser shall receive a credit for the $5,093.20 deposit held by Barnes & Associates, Inc., under the D&H Timber Cutting Agreement. Purchaser shall be responsible for accounting to the purchaser under the D&H Timber Cutting Agreement for such deposit.”
e.    Post-Closing Permit Transfer. Section 35 of the Option Agreement is amended and restated in its entirety to read as follows:
“Post-Closing Obligations.
(i)    Post-Closing Proceeds, Bond and Holdback Cooperation. Subject to and following Closing, if Seller receives payments under the Swanson Timber Cutting Agreement after August 21, 2018, that belong to Purchaser as provided in Section 5(g)(iii) of this Agreement, such proceeds shall promptly be turned over to Purchaser. Following Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under (y) those certain Holdback Instructions, Escrow No. 195922AM, Seller, Swanson Group Manufacturing and AmeriTitle, and (z) that certain Payment and Performance Bond No. CA1990551 between Swanson Group Mfg LLC., as the Principal, and Great American Insurance Company, as the Surety, with LRT III, LLC, as the obligee, to the extent required by a counterparty to the same, and to transfer the same to Purchaser.
(ii)    Post-Closing License Agreement Bond Cooperation. Following the Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under that certain Road Use Permit or License Agreement Bond No. CA 1848065 between Southport Forest Products, LLC, as the Principal, and Great American Insurance Company, as the Surety, with LRT III, LLC, as the obligee, to the extent required by a counterparty to the same, and to transfer the same to Purchaser.

3
97949213.6 0067129-00001

(iii)    Survival of Section 35. This Section 35 shall survive the Closing and the execution and delivery of the Deed.”
f.    Continuing Obligations. Section 36 of the Option Agreement is amended by adding the following new paragraph after the first paragraph:
“By way of explanation, with respect to that certain Notification of Operations/Permit # 2017-740-03519 with respect to Contract No. 565-17-22 dated October 9, 2017, between LRT III LLC, and Scott Timber Co., and the related Temporary Access Letter Agreement for Adamek Timber Sale dated October 3, 2017, between LRT III LLC, and Scott Timber Co. appearing on Exhibit G, Contract 565-17-22 is completed and closed out, but post-harvesting obligations, such as reforestation, do remain; provided, however, under permit 2017-740-03519, no written contract exists for this project, other than the Temporary Access Letter for Adamek Timber Sale identified above, and the contract number was assigned by Seller for internal tracking purposes only.”
g.    Exhibit B. Exhibit B of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 1 attached hereto.
h.    Exhibit C. Exhibit C of the Option Agreement is amended to delete item number 16 from such exhibit.
i.    Exhibit D. Exhibit D of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 2 attached hereto.
j.    Exhibit F. Exhibit F of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 3 attached hereto.
k.    Exhibit G. The reference to “Contract No. 567-17-22” in item number 3 on Exhibit G of the Option Agreement is amended to refer to “Contract No. 565-17-22.”
l.    Exhibit H. Exhibit H of the Option Agreement is deleted in its entirety.
2.    Performance, Compliance and No Breach of Seller to Date. Purchaser hereby affirms that to its knowledge and as of the Effective Date, Seller has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Seller as of the Effective Date. Purchaser further affirms that to its knowledge, each and every warranty and representation made by Seller in the Option Agreement is true and accurate, and Seller has otherwise committed no breach under the Option Agreement as of the Effective Date. Seller hereby affirms that to its knowledge and as of the

4
97949213.6 0067129-00001

Effective Date, Purchaser has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Purchaser as of the Effective Date. Seller further affirms that to its knowledge, each and every warranty and representation made by Purchaser in the Option Agreement is true and accurate, and Purchaser has otherwise committed no breach under the Option Agreement as of the Effective Date.
3.    Effect of Amendment. Except as expressly modified by this Third Amendment, the Option Agreement remains in full force and effect, and is hereby ratified and confirmed.
4.    Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which counterparts together shall constitute the same instrument which may be sufficiently evidenced by one counterpart. Execution of this Third Amendment at different times and places by the parties shall not affect the validity thereof so long as all the parties hereto execute a counterpart of this Third Amendment. The parties agree that delivery by electronic means of a signed counterpart of this Third Amendment will be deemed the same as delivery of the original counterpart. Upon request of the other party, a party delivering an electronic counterpart of this Third Amendment will provide to the requesting party a signed original of this Third Amendment.
[signatures commence on following page]

5
97949213.6 0067129-00001

Exhibit 10.40
Execution Version

IN WITNESS WHEREOF, this Third Amendment has been executed by the parties on the dates set forth below with the intent that this Third Amendment be effective between the parties as of the date first set forth above.

SELLER: LRT III LLC, a Delaware limited liability company By:/s/ Charles L. VanOver Name: Charles L. VanOver Title: Vice President

[Signature Page to Third Amendment to Option Agreement - LRT III]

Exhibit 10.40
Execution Version

PURCHASER: CATCHMARK TIMBER TRUST, INC., a Maryland corporation By: /s/ John D. Capriotti_________ (SEAL) Name: John D. Capriotti_________ Title: V.P. of Acquisitions

[Signature Page to Third Amendment to Option Agreement - LRT III]

EXHIBIT 1
Amended and Restated Exhibit B to Option Agreement
“EXHIBIT B

FORM OF SPECIAL WARRANTY DEED

After Recording, Return To: [_____________] [_____________] [_____________] Until A Change Is Requested, Send All Tax Statements To: [_____________] [_____________] [_____________]
Space above reserved for recorder

STATUTORY SPECIAL WARRANTY DEED

LRT III LLC, a Delaware limited liability company (“Grantor”), conveys and specially warrants to [_______________], a [_______________] (“Grantee”), the real property located in Coos County, Oregon, described on the attached Exhibit A, together with Grantor’s right, title and interest in the following: all buildings, structures, and other improvements located thereon, all tenements, hereditaments, easements, appurtenances and privileges thereto belonging, all trees, timber, sand, gravel, rock and crops now located thereon or thereunder, and all oil, gas and mineral rights and interests in said real property not reserved or conveyed by Grantor or Grantor’s predecessors in title (collectively, the “Property”), free of encumbrances created or suffered by the Grantor except as specifically set forth herein.
SUBJECT TO, and excepting and excluding from the covenants and warranties described herein and in ORS 93.855, the matters set forth on attached Exhibit B.
The true consideration for this conveyance is $_______________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY,

Exhibit 1 to Third Amendment to Option Agreement
97949213.6 0067129-00001

UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

DATED as of [_____________________], 2018.

LRT III LLC,
a Delaware limited liability company

By:
Name: Charles L. VanOver
Title: Vice President

STATE OF ___________    )
)ss.
County of ____________    )

The foregoing instrument is acknowledged before on ___ of _________, 2018, by Charles L. VanOver as Vice President of LRT III LLC, a Delaware limited liability company.

Notary Public for ___________________________
Commission No.:
My commission expires:

Exhibit 1 to Third Amendment to Option Agreement
97949213.6 0067129-00001

Exhibit A

Legal Description of Property

[Insert legal description]

Exhibit 1 to Third Amendment to Option Agreement
97949213.6 0067129-00001

Exhibit B

Exceptions to Title

[INSERT PERMITTED ENCUMBRANCES THAT BECOME PERMITTED ENCUMBRANCES UNDER THE AGREEMENT AND EXHIBIT C (OF OPTION AGREEMENT) MATTERS]”

Exhibit 1 to Third Amendment to Option Agreement
97949213.6 0067129-00001

EXHIBIT 2
Amended and Restated Exhibit D to Option Agreement
“EXHIBIT D

Schedule of Unrecorded Encumbrances

•	Timber Cutting Agreements

1.
Pay as Cut Timber Cutting Right Contract No. 565-17-17 dated August 25, 2017, between LRT III LLC, as seller, and Swanson Group MFG, as purchaser, together with those certain Holdback Instructions to AmeriTitle, Escrow No. 195922AM.

2.	Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between LRT III LLC, as seller, and D&H Logging Co., as purchaser.

•	Notifications of Operations/Permits

1.
Notification of Operations/Permit # 2017-740-02879 with respect to Pay as Cut Timber Cutting Right Contract No. 565-17-17 dated August 25, 2017, between LRT III LLC, as seller, and Swanson Group MFG, as purchaser.

2.
Notification of Operations/Permit # 2017-740-13721 with respect to Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between LRT III LLC, as seller, and D&H Logging Co., as purchaser.

3.
Notification of Operations/Permit # 2017-740-03519 with respect to Contract No. 565-17-22 dated October 9, 2017, between LRT III LLC, and Scott Timber Co., and the related Temporary Access Letter Agreement for Adamek Timber Sale dated October 3, 2017, between LRT III LLC, and Scott Timber Co.

•	Temporary Access Licenses

1.	License Agreement dated May 2, 2017, between LRT III LLC, as Licensor, and Southport Forest Products, LLC, as Licensee.

2.	Short Form Tramway Agreement (Tailholds/Guylines) dated June 14, 2017, between LRT III LLC, as licensor, and Moore Mill & Lumber Co., as licensee.

3.	Temporary Access Letter Agreement for Crosby Road dated March 12, 2018, between LRT III LLC, and 3H Forestry & Land Management.

4.	Temporary Access Letter Agreement for the Elk Creek LWD Placement dated February 1, 2018, between LRT III LLC, and Coquille Watershed Association.

Exhibit 2 to Third Amendment to Option Agreement
97949213.6 0067129-00001

5.	Temporary Access Letter Agreement for Adamek Timber Sale dated October 3, 2017, between LRT III LLC, and Scott Timber Co.

•	Permits

1.	Permit for Water Line dated March 6, 2017, between LRT III LLC, as landowner, and William and Donna Wassman, as permittee.

2.	Permit for Water Line dated May 15, 2017, between LRT III LLC, as landowner, and Robert Anderson, as permittee.

•	Hunting License Agreements

1.	Hunting License Agreement dated March 12, 2018, between LRT III LLC, as licensor, and Ted McNeely, as licensee.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018, between LRT III LLC and the Board of Commissioners of Coos County, Oregon.”

Exhibit 2 to Third Amendment to Option Agreement
97949213.6 0067129-00001

EXHIBIT 3
Amended and Restated Exhibit F to Option Agreement
“EXHIBIT F

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated as of _______________ ___, 2018, is by and between LRT III LLC, a Delaware limited liability company (“Assignor”), and ________________, a _________________ (“Assignee”).
Assignor and CatchMark Timber Trust, Inc., a Maryland corporation (“CTT”) have entered into that certain Option Agreement, dated as of _____________ ____, 2018, by and between Assignor, as seller, and CTT, as buyer[, as assigned by CTT to Assignee] (as it may have been amended, the “Option Agreement”). All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Option Agreement.
For good and valuable consideration as recited in the Option Agreement, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.Assignment. Effective as of the Closing Date, Assignor, to the extent of its interest therein, hereby sells, assigns, transfers and conveys to Assignee, to the extent assignable, all of Assignor’s right, title and interest in, to and under the Unrecorded Encumbrances set forth on attached Exhibit A (the “Assignment”).
2.    Assumption. Effective as of the Closing Date, Assignee hereby purchases, acquires and accepts the foregoing Assignment from Seller, and Assignee further hereby assumes and agrees to pay, honor and discharge when due the Assumed Liabilities.
3.    Indemnification.
(a)    Assignee hereby agrees to indemnify, defend and hold harmless Assignor for, from and against, and will reimburse Assignor for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the Assumed Liabilities and to the failure of Assignee to pay and

Exhibit 3 to Third Amendment to Option Agreement
97949213.6 0067129-00001

perform the obligations under the Unrecorded Encumbrances set forth on attached Exhibit A, arising on or after the Closing Date.
(b)    Assignor hereby agrees to indemnify, defend and hold harmless Assignee for, from and against, and will reimburse Assignee for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the failure of Assignor to pay and perform the obligations under the Unrecorded Encumbrances set forth on attached Exhibit A arising prior to the Closing Date.
4.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon without giving effect to any choice or conflict of law provision or rule (whether of the State of Oregon or any other jurisdiction).
5.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement notwithstanding that all parties are not signatories to the same counterpart. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
6.    General. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

[Signatures on following pages.]

Exhibit 3 to Third Amendment to Option Agreement
97949213.6 0067129-00001

IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment and Assumption Agreement to be executed by its duly authorized representative with the intent that it be effective as of the date set forth above.

Assignor:

LRT III LLC,
a Delaware limited liability company

By:
Name:
Title:

Assignee:

_____________________,
a ________________________

By:
Name:
Title:

Exhibit 3 to Third Amendment to Option Agreement
97949213.6 0067129-00001

EXHIBIT A
To
Assignment and Assumption Agreement

•	Timber Cutting Agreement

1.
Pay as Cut Timber Cutting Right Contract No. 565-17-17 dated August 25, 2017, between LRT III LLC, as seller, and Swanson Group MFG, as purchaser, together with those certain Holdback Instructions to AmeriTitle, Escrow No. 195922AM, and also together with that certain Payment and Performance Bond No. CA1990551 between Swanson Group Mfg LLC., as the Principal, and Great American Insurance Company, as the Surety, with LRT III, LLC, as the obligee.

2.	Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between LRT III LLC, as seller, and D&H Logging Co., as purchaser.

•	Notification of Operations/Permits

1.
Notification of Operations/Permit # 2017-740-02879 with respect to Pay as Cut Timber Cutting Right Contract No. 565-17-17 dated August 25, 2017, between LRT III LLC, as seller, and Swanson Group MFG, as purchaser.

2.
Notification of Operations/Permit # 2017-740-13721 with respect to Pay as Cut Timber Cutting Right Contract No. 565-17-25 dated December 4, 2017, between LRT III LLC, as seller, and D&H Logging Co., as purchaser.

3.
Notification of Operations/Permit # 2017-740-03519 with respect to Contract No. 565-17-22 dated October 9, 2017, between LRT III LLC, and Scott Timber Co., and the related Temporary Access Letter Agreement for Adamek Timber Sale dated October 3, 2017, between LRT III LLC, and Scott Timber Co.

•	Temporary Access Licenses

1.
License Agreement dated May 2, 2017, between LRT III LLC, as Licensor, and Southport Forest Products, LLC, as Licensee, together with that certain Road Use Permit or License Agreement Bond No. CA 1848065 between Southport Forest Products, LLC, as the Principal, and Great American Insurance Company, as the Surety, with LRT III, LLC, as the obligee.

2.	Short Form Tramway Agreement (Tailholds/Guylines) dated June 14, 2017, between LRT III LLC, as licensor, and Moore Mill & Lumber Co., as licensee.

Exhibit 3 to Third Amendment to Option Agreement
97949213.6 0067129-00001

3.	Temporary Access Letter Agreement for Crosby Road dated March 12, 2018, between LRT III LLC, and 3H Forestry & Land Management.

4.	Temporary Access Letter Agreement for the Elk Creek LWD Placement dated February 1, 2018, between LRT III LLC, and Coquille Watershed Association.

5.	Temporary Access Letter Agreement for Adamek Timber Sale dated October 3, 2017, between LRT III LLC, and Scott Timber Co.

•	Other Permits

1.	Permit for Water Line dated March 6, 2017, between LRT III LLC, as landowner, and William and Donna Wassman, as permittee.

2.	Permit for Water Line dated May 15, 2017, between LRT III LLC, as landowner, and Robert Anderson, as permittee.

•	Hunting License Agreements

1.	Hunting License Agreement dated March 12, 2018, between LRT III LLC, as licensor, and Ted McNeely, as licensee.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018, between LRT III LLC and the Board of Commissioners of Coos County, Oregon.”

Exhibit 3 to Third Amendment to Option Agreement
97949213.6 0067129-00001